U.S. SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549

                              AMENDMENT NO. 1 TO
                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report: June 22, 2005


                        TRANSAX INTERNATIONAL LIMITED
              __________________________________________________
       (Exact Name of Small Business Issuer as Specified in its Charter)


                                   COLORADO
                   ________________________________________
             (State or other Jurisdiction as Specified in Charter)


            00-27845                                    84-1304106
                  __________________________________________
    (Commission file number)           (I.R.S. Employer Identification No.)


                            5201 Blue Lagoon Drive
                                   8th Floor
                             Miami, Florida 33126
                        _______________________________
                   (Address of Principal Executive Offices)


                                 305.629.3090
                             ____________________
                          (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written  communications  pursuant  to Rule 425 under the Securities Act
	(17 CFR 230.425)
[   ]   Soliciting  material  pursuant  to  Rule  14a-12 under the Exchange Act
	(17 CFR 240.14a-12)
[   ]   Pre-commencement  communications  pursuant to  Rule 14d-2(b) under  the
	Exchange Act (17 CFR 240.14d-2(b))
[   ]   Pre-commencement  communications  pursuant  to  Rule 13e-4(c) under the
	Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 NON RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OF COMPLETED INTERIM REVIEW.

        On April 19, 2005, the Board of Directors of Transax International Limited, a Colorado corporation (the "Company"), was advised by its independent public accountants that the Company's financial statements for the nine-month period ended September 30, 2004 would need to be re-stated due to an error regarding the calculation of the fair value of options/warrants granted. The error in question involved the misplacement of a decimal point. The expected life was entered as .5 years instead of 5 years thus causing an undervaluing of the cost of the grant by approximately $150,000.

        As a result, the Board of Directors of the Company concluded on April 20, 2005 that its previously issued financial statements for the nine-month period ended September 30, 2004, included in its Quarterly Report on Form 10-QSB for the nine-month period ended September 30, 2004, should no longer be relied upon.

        The adjustments do not impact either the Company's cash positions or its revenues for the period affected. These adjustments will increase expenses and net loss by approximately $151,500 for the nine-month period ended September 30, 2004.

        The Board of Directors has determined that the Company's controls and procedures were effective for the financial statements prepared for fiscal year ended December 31, 2004 and the three-month period ended March 31, 2005 in that the error in calculation of the fair value of options/warrants granted was not repeated during those periods and the respective financial statements reflect accurate calculations. The error was committed by the Company's then Chief Financial Officer, who is no longer with the Company and who did not prepare the Company's financial statements for fiscal year ended December 31, 2004 or thereafter. The error was discovered by the Company's acting Chief Financial Officer while preparing the financial statements for fiscal year ended December 31, 2004. The error was not discovered until that time because after filing the Company's Quarterly Report on Form 10-QSB for the nine-month period ended September 30, 2004, management did not go back and review it again until it was necessary for the completion of the financial statements for fiscal year ended December 31, 2004. The calculation error identified in the Company's financial statements for the nine-month period ended September 30, 2004 was not material to the financial statements for fiscal year ended December 31, 2004 since the error was not repeated in the financial statements for fiscal year ended December 31, 2004.

        Mr. Stephen Walters, the Company's Chief Executive Officer and President, discussed these matters disclosed in this filing on Form 8-K with the Company's independent public accountants on April 19, 2005. The Company was then informed by its independent public accountants that the financial statements for the nine-month period ended September 30, 2004 would need to be re-stated and the Quarterly Report would need to be amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

   (a) Financial Statements.

   Incorporated by reference to Amendment No. 1 to Form 10-QSB for period ended September 30, 2004 filed with the Securities and Exchange Commission on April 29, 2005.

   (b) Exhibits

   Incorporated by reference to the Report on Form 8-K filed with the Securities and Exchange Commission on May 9, 2005.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                Transax International Limited


Date:  June 22, 2005     By:/s/ Stephen Walters
                                ------------------------
                                Stephen Walters
                                President and Chief Executive Officer